SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 30, 2007

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
NEVADA
(State or other jurisdiction of incorporation)
001-32373	27-0099920
(Commission File Number)	(I.R.S. Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

(702) 414-1000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02 — Results of Operations and Financial Condition.

On November 1, 2007, Las Vegas Sands Corp. (the “Company”) issued a press release announcing its results of operations for the third quarter ended September 30, 2007. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.

Within the Company’s third quarter 2007 press release, the Company makes reference to certain non-GAAP financial measures including “adjusted net income”, “adjusted earnings per diluted share”, “adjusted EBITDA” and “adjusted property EBITDAR”, which have directly comparable GAAP financial measures. The Company believes that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and a quarter sequential basis. Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K. The specific reasons, in addition to the reasons described above, why the Company’s management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition, results of operations and cash flows are as follows:

Adjusted net income and adjusted earnings per diluted share are presented as supplemental disclosures as management believes they are (1) each widely used measures of performance by industry analysts and investors and (2) a principal basis for valuation of gaming companies, as these non-GAAP measures are considered by many as an alternative measure on which to base expectations for future results. These measures also form the basis of certain internal management performance expectations. Accordingly, these measures are presented so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and a quarter sequential basis.

Adjusted property EBITDAR and adjusted EBITDA are supplemental non-GAAP financial measures used by management, as well as industry analysts, to evaluate operations and operating performance. In particular, management utilizes adjusted property EBITDAR to compare the operating profitability of its casinos with those of its competitors, as well as for determining certain incentive compensation. In arriving at adjusted property EBITDAR, rental expense for the HVAC plant in Las Vegas and amortization of the leasehold interest in land is added to adjusted EBITDA because the Company believes this provides a better comparison of the Company’s operating profitability to that of its competitors. The Company is also presenting adjusted property EBITDAR  because it is used by some investors as a way to measure a company’s ability to incur and service debt, make capital expenditures and meet working capital requirements. Gaming companies have historically reported EBITDAR as a supplemental performance measure to GAAP financial measures. In order to view the operations of their casinos on a more stand-alone basis, gaming companies, including Las Vegas Sands Corp., have historically excluded certain expenses that do not relate to the management of specific casino properties, such as pre-opening expense, development expense, and corporate expense, from their EBITDAR calculations. When evaluating adjusted property EBITDAR, investors should consider, among other factors, (1) increasing or decreasing trends in adjusted property EBITDAR and (2) how adjusted property EBITDAR compares to levels of debt and interest expense. However, adjusted property EBITDAR should not be interpreted as an alternative to income from operations (as an indicator of operating performance) or to cash flows from operations (as a measure of liquidity), in each case, as determined in accordance with generally accepted accounting principles. The Company has significant uses of cash flow, including capital expenditures, interest payments and debt principal repayments, which are not reflected in adjusted property EBITDAR. Not all companies calculate EBITDAR in the same manner. As a result, adjusted property EBITDAR as presented by Las Vegas Sands Corp. may not be directly comparable to similarly titled measures presented by other companies. Adjusted property EBITDAR consists of adjusted EBITDAR for a particular property, such as The Venetian in Las Vegas and the Sands Macao in Macao. Accordingly, the measures are presented so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and a quarter sequential basis.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 30, 2007, the Company’s Board of Directors amended Section 7.1 of the Company’s Amended and Restated By-laws to allow for the issuance of uncertificated shares. The Board of Directors adopted these amendments to comply with the New York Stock Exchange requirement that securities listed on the NYSE be eligible for direct registration by January 2008. The Direct Registration System allows investors to have shares registered in their own names by book-entry. Book-entry allows shares to be owned, recorded and transferred electronically on a system currently administered by The Depository Trust Company without issuance of physical stock certificates, which enables investors and broker-dealers to effect transactions without the risks and delays associated with transferring physical certificates. Prior to this amendment, the Amended and Restated By-laws were silent on the issuance of uncertificated shares.

The description of the amendment to the Amended and Restated By-laws contained herein is qualified in its entirety by the complete text of the amendment, which is attached hereto as Exhibit 3.2 and incorporated by reference into this item.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.
3.2	Amendment to Section 7.1 of the Amended and Restated By-laws of the Company.
99.1	Press Release, dated November 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 1, 2007

LAS VEGAS SANDS CORP.
By:	/s/ Robert P. Rozek
Name: Robert P. Rozek Title: Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

3.2	Amendment to Section 7.1 of the Amended and Restated By-laws of the Company.
99.1	Press Release, dated November 1, 2007.